Supplement, dated October 28, 2021

to Prospectuses and Brochures, dated May 1, 2021

Statutory Prospectuses of Mutual of America Life Insurance Company Separate Account No. 2

Thrift Plan Contracts; 457 Plan Contracts;

Tax Deferred Annuity Plan Contracts (“TDA Contracts”);

Voluntary Employee Contribution Program Contracts (“VEC Contracts”)

Brochures of Mutual of America Life Insurance Company Separate Account No. 1

Defined Contribution Contracts

The following supplemental information should be read in conjunction with the Statutory Prospectuses dated May 1, 2021 for the Thrift Plan Contracts, 457 Plan Contracts, TDA Contracts, and VEC Contracts, and the Brochures dated May 1, 2021 for the Defined Contribution Contracts, (together, the “Contracts”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 and Mutual of America Separate Account No. 1 (the “Separate Accounts”). Special terms not defined herein have the meanings ascribed to them in your Prospectus or Brochure.

Within the “Charges” section, under the “Monthly Participant Charge” subheading, replace the first paragraph with the following:

Monthly Participant Charge.

Annual Contract Fees. We also deduct from your Account Value on a monthly basis the pro-rated portion of an Annual Contract Fee. Beginning on October 25, 2021, we began migrating Employers’ Plans to a new recordkeeping platform that will determine and charge fees as of the 15th day of each month (or the first Valuation Day after the 15th day if the 15th day is not a Valuation Day). You will receive a notice when your Employer’s Plan is migrated to the new recordkeeping platform. Participants added to the Employer’s Plan after it has been migrated or any Annuity Plans added after October 25, 2021, will automatically be placed in the new recordkeeping platform and will not receive a notice. For those in the new recordkeeping platform, the monthly charge is $2.00 if you have an Account Value of $2,400 or more at the 15th day of the month, or 1/12 of 1% of the Account Value at the 15th day of the month if your Account Value is less than $2,400 at the 15th day of the month (which will be less than $2.00). We do not impose the Annual Contract Fee on a monthly basis for any month that your Account Value at the 15th day of the month is less than $300. For those in the old recordkeeping platform, the monthly charge is $2.00 if you have an Account Value of $2,400 or more at the end of the month, or 1/12 of 1% of the Account Value at the end of the month if your Account Value is less than $2,400 at the end of the month (which will be less than $2.00). We do not impose the Annual Contract Fee on a monthly basis for any month that your Account Value at the end of the month is less than $300.